SUBSCRIPTION AGREEMENT

      This Subscription Agreement (hereinafter, the "Agreement") is dated as of August 8th, 2007 and is made by and between Gold Run Inc., a Delaware corporation (hereinafter, "Seller") and Abdulsalam A. al-Abdulkarim (hereinafter, "Buyer"), a natural person with the mailing address set forth underneath his signature line.

      WHEREAS, the Seller's initial public offering for an aggregate of $8,000,000 worth of its common stock at a price of $1 per share was declared effective by the Securities and Exchange Commission on May 14, 2007; and

      WHEREAS, the Buyer received the Seller's Post-Effective Amendment No. 1 and subscribed for $500,000 worth of the Seller's stock after June 27, 2007.

      WHEREAS, the Securities and Exchange Commission later compelled the Seller to return all subscriptions from its initial public offering; and

      WHEREAS, the Seller has requested written instructions from the Buyer regarding where to send the refund of his $500,000 subscription; and

      WHEREAS, the Seller has advised the Buyer that it intends to file a Post-Effective Amendment No. 4 to its existing registration statement on Form SB-2 that will reduce its minimum offering from $3,000,000 to $2,500,000, and that will reduce the price per share of its initial public offering from $1.00 to $.75.

      WHEREAS, the Buyer is now instructing the Seller and its escrow agent that instead of physically transmitting to him his $500,000 refund in cancellation of his subscription to the Seller's initial public offering, the Buyer wants to use his refund to purchase 666,667 shares of the Seller's common stock for $500,000 in a private placement pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (hereinafter, the "Securities Act").

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Number of Shares; Purchase Price; Payment. The Buyer agrees to purchase from the Seller 666,667 shares of the Seller's common stock, par value $0.000001 per share (hereinafter, the "Common Stock"), for an aggregate purchase price of $500,000 (hereinafter, the "Purchase Price"). Payment of the Purchase Price, which shall give the Buyer a credit for any wiring charges incurred in connection with the purchase and rescission of the subscription to the original public offering, shall be made in accordance with the written instructions annexed hereto as Exhibit A.

      2. Use of Proceeds. The proceeds from the sale of Common Stock shall be used by the Seller for urgently needed working capital until its Post-Effective Amendment No. 4 is declared effective and until its initial public offering closes. However, there is no guarantee that the Post-Effective Amendment No. 4 will be declared effective, or that the Seller will close on its initial public offering. If either of these events do not occur, the Buyer will likely lose his investment. Most of the proceeds from the sale of this Common Stock shall be used by the Seller to make lease payments, make claim maintenance payments, and continue funding its exploration program.

      3. Registration Rights. Within sixty (60) days of the date of this Agreement, the Seller shall prepare and file an amendment to its existing registration statement on Form SB-2 which shall include the registration on behalf of the Buyer of all 666,667 shares of Common Stock being purchased by the Buyer hereunder. Except for the number of shares being registered, such registration shall be substantially on the same terms as those afforded to the other selling shareholders included in such amendment. The Seller shall use its best efforts to cause such amendment to become effective as soon as possible and shall file such further amendments and supplements to such amendment and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such amendment and to comply with the applicable provisions of the Securities Act, with respect to the disposition of the securities covered by such amendment. The Seller shall pay all expenses incident to such registration.

      4. Seller's Representations and Warranties. The Seller hereby represents and warrants to the Buyer as follows:

            (a) Organization and Good Standing. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement and carry out the provisions hereof, and to deliver the shares of Common Stock that the Buyer is purchasing hereunder.

            (b) Authorization. The execution, delivery and performance by Seller of this Agreement and the transactions contemplated hereby, are (i) within the power and authority of Seller, (ii) have been duly authorized by all of Seller's necessary corporate, stockholder and other proceedings, as the case may be, and (iii) do not and will not result in any breach of Seller's charter or by-laws or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument to which the Seller is subject.

            (c) Enforceability. The execution and delivery by the Seller of this Agreement and the delivery by the Seller of the shares of Common Stock that the Buyer is purchasing hereunder will result in legally binding obligations that are enforceable against the Seller in accordance with the terms and provisions of this Agreement.


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

            (e) Consents. The execution, delivery and performance by the Seller of this Agreement does not and will not require the approval or consent of, or any filing with, any governmental authority or agency other than
      (i) those required by Regulation S as promulgated under the Securities Act, and (ii) those required in connection with the Seller's registration of the shares of Common Stock as set forth in Section 3 hereof.

      5. Buyers' Representations and Warranties. The Buyer hereby represents and warrants to the Seller as follows:

            (a) Special Risks and Independent Investigation. The Buyer acknowledges that he has relied solely upon his own independent investigation in making a decision to purchase the Common Stock, and that the Common Stock is a speculative investment which involves a substantial degree of risk with no assurance of any income from such investment, and that the Common Stock may become worthless. The Buyer acknowledges that the Common Stock is not traded on any stock exchange and that there is no market for the Common Stock. The Buyer further acknowledges that there is no assurance that the Securities and Exchange Commission will declare any post-effective amendment effective or that the Seller will be able to raise the minimum $2,500,000 required for the proposed public offering to initially close. The Buyer understands that he will likely lose his investment if the Securities and Exchange Commission does not declare the Seller's post-effective amendment effective, or if the Seller is unable to raise the minimum required for the proposed public offering to initially close.

            (b) Compliance with Regulation S.

                  (i) The Buyer is Not a "U.S. person". The Buyer certifies that he is not a "U.S. person" and is not acquiring the Common Stock for the account or benefit of any "U.S. person", as such term is defined in Rule 902(k) promulgated under the Securities Act.

                  (ii) Offshore Transaction. The Buyer is a citizen of Kuwait and a resident of Kuwait. The Buyer was outside the United States when this Agreement was negotiated, and he was outside of the United States when he received this Agreement. This Agreement was executed by the Buyer outside of the United States, and the Buyer shall be outside of the United States when the instructions regarding transmitting the Purchase Price to the Seller are transmitted.

                  (iii) Resale Restrictions. The Buyer agrees that the Common
            Stock may be resold only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes) promulgated under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Seller.


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

                  (iv) No Hedging Transactions. The Buyer agrees not to engage in any hedging transactions with regard to the Common Stock unless in compliance with the provisions of the Securities Act.

                  (v) Refusal to Register Transfer. The Buyer understands that the Seller will refuse to register any transfer of the Common Stock not made in accordance with the provisions of Section 5(b)(iii) above. The Buyer understands that the Seller reserves all rights pursuant to Rule 903 promulgated under the Securities Act.

            (c) Accredited Investor. The Buyer is an accredited investor as defined in Rule 501 promulgated under the Securities Act.

            (d) Investment Intent. The Buyer is acquiring the Common Stock for investment purposes only, for his own account, and not with a view towards the distribution thereof. The Buyer has no contract, undertaking, agreement or arrangement with any person to sell, transfer, pledge or hypothecate the Common Stock to such person or to anyone else, and the Buyer has no plans to enter into any such contract, undertaking, agreement or arrangement.

            (e) No Compensation. The Buyer is not purchasing the Common Stock in exchange or as compensation for having done anything in the past or for doing anything in the future, directly or indirectly relating to Gold Run Inc. or to the offer or sale of Gold Run Inc. securities. The Buyer is not receiving, and has never received, any compensation or commissions for selling or placing, or agreeing to participate in the offer or placement of, any Gold Run Inc. securities.

            (f) Restricted Securities. The Buyer understands that until such time as the Common Stock shall have been registered as set forth in
      Section 3 hereof, the Common Stock are subject to the resale restrictions set forth, without limitation, in Regulation S and Rule 144 promulgated under the Securities Act. The Buyer understands that until such time as the Common Stock shall have been registered as set forth in Section 3 hereof, the certificates evidencing the Common Stock shall bear a restrictive legend in substantially the following form:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). BY PURCHASING SUCH SHARES, THE HOLDER HEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SHARES MAY NOT DIRECTLY OR INDIRECTLY BE OFFERED, SOLD, PLEDGED, GIFTED, HYPOTHECATED, TRANSFERRED, ASSIGNED OR OTHERWISE DEALT WITH OR DISPOSED OF UNLESS (A) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE ACT;


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

            (B) PURSUANT TO REGISTRATION UNDER THE ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE HOLDER HEREOF FURTHER AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS WITH REGARD TO THESE SECURITIES UNLESS CONDUCTED IN COMPLIANCE WITH THE ACT, WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

The Buyer understands that until such time as the Common Stock shall have been registered as set forth in Section 3 herein, he may not dispose of the Common Stock received hereunder, or any part thereof, or any interest therein, until and unless the Seller's legal counsel shall have determined that the intended disposition does not violate the law of any jurisdiction.

            (g) Registration Statement; Prospectus; Post-Effective Amendment; Sticker Amendments. The Buyer has reviewed: 1) Gold Run Inc.'s Post-Effective Amendment No. 1 to Form SB-2 dated June 27, 2007, 2) Gold Run Inc.'s amended Prospectus dated June 27, 2007 relating to the registration of 9,097,000 shares of Common Stock, 3) Gold Run Inc.'s sticker amendment dated July 12, 2007, and 4) Gold Run Inc.'s sticker amendment dated July 20, 2007. The Buyer has had the opportunity to consult with its counsel and ask any questions of Gold Run Inc. regarding the foregoing.

            (h) Documents and Records; Professional Advice. The Buyer acknowledges that the Seller has made available to it all requested documents and records in its possession and has offered it the opportunity to discuss this investment with its officers and representatives and obtain any documents or information necessary to verify the accuracy of any information furnished. The Buyer further acknowledges that no documents or information furnished to it by the Seller constitute investment, accounting, legal or tax advice, and that the Buyer is relying solely upon himself and his professional advisors, if any, for such advice.


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

            (i) Authorization. The execution, delivery and performance of this Agreement by the Buyer does not and will not result in any breach of any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument to which the Buyer is subject.

            (j) Enforceability. The execution and delivery by the Buyer of this Agreement, and the delivery by the Buyer of the purchase price for the Common Stock, will result in legally binding obligations that are enforceable against the Buyer in accordance with the terms and conditions of this Agreement.

      6. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below each party's respective signature line or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. Notices to the Buyer shall be made in accordance with this section and shall be sent to Abdulsalam A. al-Abdulkarim, P.O. Box 4694, Safat, Kuwait 13047, facsimile: , e-mail: akarimasalam@yahoo.com. Notices to the Seller shall be made in accordance with this section and shall be sent to Gold Run Inc., 330 Bay Street, Suite 820, Toronto, Ontario M5H 2S8 Canada, facsimile:
(416) 364-2292, with a copy to Charles J. Hecht, Esq., Hecht & Associates, P.C., 275 Madison Avenue, 28th Floor, New York, New York 10016, facsimile: (212) 490-3263.

      7. Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof. No right or obligation of any party shall be assigned without the prior written of the other party.

      8. Counterparts/Execution. This Agreement may be executed in counterparts, each of which when so executed shall be deemed an original, but all of which shall together constitute one and the same instrument.

      9. Specific Enforcement. To the extent permitted by law, the Seller and the Buyer each acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.


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

      10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in the County of New York, State of New York. Both parties agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the losing party its reasonable attorney's fees and costs. In the event that any provision of this Agreement is held invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement. Nothing contained herein shall be deemed or operate to preclude either party hereto from bringing suit or taking other legal action against the other in any other jurisdiction to enforce a judgment of any court located in New York County, City and State of New York, in favor of the prevailing party.

      11. Change or Waiver. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

      12. Section Headings. The section headings in this Agreement are for the convenience of the parties only, and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties hereto.

                     **THE NEXT PAGE IS THE SIGNATURE PAGE**


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

      EXECUTED as of the date first above written.

                                      SELLER:   GOLD RUN INC.

                                                /s/ John M. Pritchard
                                                ----------------------
                                                John M. Pritchard, CEO

                                      BUYER:    /s/ Abdulsalam A. al-Abdulkarim
                                                -------------------------------
                                                Abdulsalam A. al-Abdulkarim
                                                P.O. Box 4694
                                                Safat, Kuwait 13047
                                                Tel.: +965-682-9286
                                                akarimasalam@yahoo.com


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

                                    EXHIBIT A

                           Buyer's Instruction Letter


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